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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the use in this Registration Statement of Big Dog Holdings, Inc. on Form S-1 of our report dated January 31, 1997, appearing in the Prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the headings "Selected Consolidated Financial and Operating Data" and "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

August 6, 1997